                                                                     EXHIBIT 4.7

                          THIRD AMENDMENT AND WAIVER
                                       TO
                AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT
                         Dated as of February 27, 1997


     This Third Amendment and Waiver to Amended and Restated Revolving Credit Agreement (this "Amendment") is dated as of February 27, 1997 by and among Merisel Americas, Inc., a Delaware Corporation ("Merisel Americas"), Merisel Europe, Inc., a Delaware corporation ("Merisel Europe") (Merisel Americas and Merisel Europe each referred to herein individually as a "Borrower" and collectively as the "Borrowers"), Merisel, Inc., a Delaware corporation ("Merisel Parent"), as guarantor and the Lenders signatory hereto, and is made with reference to that certain Amended and Restated Revolving Credit Agreement dated as of April 12, 1996 and amended as of June 30, 1996 and October 2, 1996 (the "Existing Agreement") by and among Merisel Americas, Merisel Europe, Merisel Parent, as guarantor, and the Lenders (as defined therein). Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Existing Agreement.

                                    RECITAL

     The parties hereto have agreed to modify the Existing Agreement as hereinafter set forth in accordance with Section 11.01 of the Existing Agreement.

     IN CONSIDERATION of the mutual promises and convenants set forth herein, the parties hereto agree as follows:

          Section 1.  Waivers.  (a) Effective as of the Effective Time (as
                      -------
defined in Section 3 of this Amendment), the undersigned Lenders hereby consent to the (i) sale (the "FAB Sale") by Merisel Parent and Merisel FAB, Inc., a Delaware corporation ("Merisel FAB"), on or before March 31, 1997, of substantially all of the assets of Merisel FAB to SynFab, Inc. (the "Buyer"), pursuant to that certain Asset Purchase Agreement dated as of January 15, 1997 (the "FAB Asset Purchase Agreement") by and among Merisel, Merisel FAB, the Buyer and SYNNEX Information Technologies, Inc., the principal terms of which FAB Asset Purchase Agreement are described in the term sheet attached as Exhibit A hereto and (ii) the merger of Merisel FAB with and into Merisel Parent, at any time following the consummation, if any, of the FAB Sale in accordance with the immediately preceding clause (i).

          (b) Effective as of the Effective Time, the Lenders hereby waive the provisions of Section 7.02 (m) of the Existing Agreement to the extent necessary to permit the amendment and waivers of the Subordinated Notes, Subordinated Note Purchase Agreement, Senior Notes and Senior Note Purchase Agreement contemplated by clauses (ii) and (iii) of Section 3 hereof.

          Section 2.  Amendments to the Existing Agreement.  The following
                      ------------------------------------
amendments to the Existing Agreement shall become effective at the Effective
Time.

               (I) Section 1.01 is hereby amended by inserting the following in the appropriate alphabetical order:

          "Consolidated Payables" has the meaning given to such term in Section
           ---------------------
     7.01 (k) hereof.

          "FAB Sale" has the meaning given to such term in the Third Amendment
           --------
     and Waiver to Amended and Restated Revolving Credit Agreement dated as of February ___, 1997 by and among the Borrowers, Merisel Parent and the Lenders signatory thereto.

               (II) Section 7.01 (j) is hereby deleted in its entirety and replaced with the following:

          "(j)  Maintenance of Inventory Turnover Ratio.  Maintain, for each
                ---------------------------------------
     period indicated below, the ratio of the Consolidated aggregate cost of sales of Merisel Parent at the end of such period multiplied by four to
                                                       -------------
     (ii) the Average Consolidated Net Inventory of Merisel Parent, of not less than the correlative ratio indicated below:

                                                Minimum Permitted
          Period                                Inventory Turnover
          ------                                ------------------

          Fourth Quarter of 1996                       9.00
          First Quarter of 1997                        9.00
          Second Quarter of 1997                       9.00
          Third Quarter of 1997                        9.00
          Fourth Quarter of 1997                       9.00

     ; provided that following the consummation of the FAB Sale, and solely for
       --------
     the purpose of determining compliance with this Section 7.01 (j), there shall be added to Consolidated cost of sales of Merisel Parent (prior to multiplying the same by four) at the end of each fiscal period in Column A below, the corresponding projected amount of cost of sales of Merisel FAB ("FAB Cost of Sales") in Column B below (to the extent that such FAB Cost of Sales are not already included in the calculation of Consolidated cost of sales of Merisel Parent at the end of such period):

              Column A                            Column B
              --------                            --------

          First Quarter of 1997                 $254,200,000
          Second Quarter of 1997                $256,900,000
          Third Quarter of 1997                 $246,800,000
          Fourth Quarter of 1997                $256,900,000"

               (III) Section 7.01 (k) is hereby deleted in its entirety and replaced with the following:

          "(k) Minimum Ratio of Accounts Payable to Inventory. Maintain, for
               ----------------------------------------------
     each period indicated below, the ratio of the Consolidated amount of accounts payable of Merisel Parent ("Consolidated Payables") on the last day of such period to the Consolidated amount of inventory of Merisel Parent on the last day of such period, of not less than the correlative ratio indicated below (the "A/P Inventory Ratio"):

                                                    Minimum
          Period                                Permitted Ratio
          ------                                ---------------
          Fourth Quarter of 1996                   0.90:1.00
          First Quarter of 1997                    0.90:1.00
          Second Quarter of 1997                   0.90:1.00
          Third Quarter of 1997                    0.90:1.00
          Fourth Quarter of 1997                   0.90:1.00

     ; provided that Merisel Parent shall maintain an A/P Inventory Ratio equal
       --------
     to or greater than 1.00:1.00 for one out of each two consecutive periods indicated above; provided, further, that following the consummation of the
                      --------  -------
     FAB Sale, and solely for the purpose of determining compliance with this Section 7.01 (k), there shall be added to Consolidated Payables at the end of each fiscal period in Column A below, the corresponding projected amount of accounts payable of Merisel FAB ("FAB Payables") in Column B below (to the extent that such FAB Payables are not already included in the calculation of Consolidated Payables at the end of such period):

               Column A                Column B
               --------                --------

          First Quarter of 1997       $44,500,000
          Second Quarter of 1997      $45,000,000
          Third Quarter of 1997       $44,400,000
          Fourth Quarter of 1997      $45,300,000"

               (IV) Section 7.01 (l) is hereby deleted in its entirety and replaced with the following:

          "(l)  Minimum Accounts Payable.  Maintain, on the last day of each
                ------------------------
     period indicated below, the Consolidated Payables of not less than the correlative amount indicated below:

                Period                    Amount
                ------                    ------

          Fourth Quarter of 1996      $380,000,000
          First Quarter of 1997       $345,500,000
          Second Quarter of 1997      $345,000,000
          Third Quarter of 1997       $345,600,000
          Fourth Quarter of 1997      $454,700,000"

               (V) Section 11.11 (a) (iv) is hereby deleted in its entirety and replaced with the following:

               "(iv) the amount of Revolving Facility Commitments of the assigning Lender being assigned pursuant to each such assignment shall be not less than the lesser of (x) Five Million Dollars ($5,000,000) and (y) the amount of such assigning Lender's Revolving Facility Commitments immediately prior to giving effect to such assignment."

               (VI) The October 2, 1996 Letter Agreement among the Borrowers, Merisel Parent and the Lenders is hereby amended by deleting "$360,000,000" on the second page thereof and substituting "$315,000,000".

          Section 3.  Conditions to the Effective Time.  The Waiver, amendments
                      --------------------------------
and agreements set forth herein shall become effective (the time of such effectiveness, the "Effective Time") upon the satisfaction of all the following conditions:

          (i) this Amendment shall have been executed and delivered by the Majority Lenders, the Borrowers and Merisel Parent;

          (ii) the Borrowers, Merisel Parent and the Required Noteholders (as defined in the Senior Note Purchase Agreement) shall have executed and delivered the Sixth Amendment and Waiver to the Senior Note Purchase Agreement, which shall be in form and substance acceptable to the Majority Lenders;

          (iii) the Borrowers, Merisel Parent and certain holders of the Subordinated Notes shall have executed and delivered the Fifth Waiver to the Subordinated Note Purchase Agreement, which shall be in form and substance acceptable to the Majority Lenders;

          (iv) The FAB Sale contemplated by the FAB Asset Purchase Agreement shall have been consummated contemporaneously herewith;

          (v) all the representations and warranties made by the Borrowers and Merisel Parent in Section 4 shall be true and correct in all material respects as of the Effective Time;

          (vi) the delivery by Merisel Canada of a Consent and Acknowledgment in the form of Annex A hereto;

          (vii) the delivery by the Borrowers and Merisel Parent to the Lenders (or to the Agent with sufficient originally executed copies, where appropriate, for the each Lender) of (x) certified resolutions of their respective Boards of Directors approving and authorizing the execution, delivery and performance of this Amendment, (y) signature and incumbency certificates of the officers executing this Amendment and (z) executed copies of this Amendment, and

          (viii) all corporate and other proceedings required to be taken in connection with the transactions contemplated hereby shall have been taken.

          Section 4.  Representations and Warranties of Borrowers and Merisel
                      -------------------------------------------------------
Parent.  In order to induce the Lenders to enter into this Amendment and to
------
grant the Waiver with respect to the Existing Agreement, the Borrowers and Merisel Parent represent and warrant to each Lender that the following statements are true, correct and complete:

          (a)  Corporate Power and Authority.  Each Borrower and Merisel Parent
               -----------------------------
has all requisite corporate power and authority to enter into this Agreement and to carry out the transactions contemplated by, and perform its respective obligations under, the Existing Agreement as amended by this Amendment (the "Amended Agreement").

          (b)  Authorization of Agreements.  The execution and delivery of this
               ---------------------------
Amendment and the performance of the Amended Agreement have been duly authorized by all necessary corporate action by each Borrower and Merisel Parent.

          (c)  No Conflict.  The execution and delivery by each Borrower and
               -----------
Merisel Parent of this Amendment and the performance by each Borrower and Merisel Parent of the Amended Agreement do not and shall not (i) violate any provision of law, rule or regulation applicable to the Borrowers, Merisel Parent or any of their respective Subsidiaries, or the Certificate of Incorporation or bylaws of the each Borrower, Merisel Parent or any of their respective Subsidiaries, (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any material contractual obligation of the Borrowers, Merisel Parent or any of their respective Subsidiaries, (iii) result in or require the creation or imposition of any Lien upon any of their properties or assets, or (iv) require any approval of stockholders or any approval or consent of any Person under any contractual obligation of the Borrowers, Merisel Parent or any of their respective Subsidiaries, other than those that have been obtained.

          (d)  Governmental Consents.  The execution and delivery by the
               ---------------------
Borrowers and Merisel Parent and the performance by the Borrowers and Merisel Parent of the Amended Agreement do not and shall not require any registration with, consent or approval of, or notice to, or other action to, with or by, any Federal, state or other governmental authority or regulatory body.

          (e)  Binding Obligation.  This Amendment and the Amended Agreement are
               ------------------
the legally valid and binding obligation of the Borrowers and Merisel Parent, enforceable against each of them in accordance with their terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar law relating to or limiting creditors' rights generally or by equitable principles relating to enforceability.

          (f)  Incorporation of Representations and Warranties from Existing
               -------------------------------------------------------------
Agreement.  The representations and warranties contained in Article VI of the
---------
Existing Agreement are and shall be true, correct and complete in all material respects on and as of the Effective Time to the same extent as though made on and as of that date, except to the extent that such representations and warranties specifically relate to an earlier date, in which case they are true, correct and complete in all material respects as of such earlier date.

          (g)  Absence of Default.  After giving effect to this Amendment, no
               ------------------
event has occurred and is continuing or shall result from the consummation of the transactions contemplated by this Amendment that would constitute an Event of Default, or an event that with the passage of time, the giving of notice or both would constitute an Event of Default.

          Section 5.  Miscellaneous.
                      -------------

          (a) On and after the Effective Time, each reference in the Existing Agreement to "this Agreement", "hereunder", "hereof", "herein", or words of like import referring to the Existing Agreement, and each reference in the other Loan Documents to the "Revolving Credit Agreement", "thereunder", "thereof", or words of like import referring to the Existing Agreement shall mean and be a reference to the Existing Agreement as amended by this Amendment.

          (b) Except as specifically waived by this Amendment, the Existing Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

          (c) The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of the Agent or any Lender under, the Existing Agreement or any of the Loan Documents.

          (d) This Amendment may be executed in any number of counterparts, and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts taken together shall constitute one and the same instrument.

          (e) Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

          (f) Notwithstanding anything to the contrary herein, if the Effective Time does not occur on or before March 31, 1997, this Amendment shall be of no force or effect, and the Existing Agreement shall remain in full force and effect as if this Amendment had not been executed or delivered by any party hereto.

          (g) THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO AND ALL OTHER ASPECTS HEREOF SHALL BE DEEMED TO BE MADE UNDER, SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF CALIFORNIA.

                                                                         Annex A


                           CONSENT AND ACKNOWLEDGMENT



     The undersigned hereby consents to the terms of the Third Amendment and Waiver to Amended and Restated Revolving Credit Agreement dated as of February 27, 1997 (the "Amendment") with respect to the Amended and Restated Revolving Credit Agreement dated as April 12, 1996 and amended as of June 30, 1996 and October 2, 1996 (the "Credit Agreement") among Merisel Americas, Inc. and Merisel Europe, Inc. as Borrowers, Merisel, Inc. as Guarantor and the Lenders party thereto, and hereby confirms and agrees that each Loan Document executed by the undersigned pursuant to and as defined in the Credit Agreement is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects except that, on and after the effective date of the Amendment, each reference in each such Loan Document to "the Credit Agreement, " "thereunder," "thereof," "therein" or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended by the Amendment.

                              MERISEL CANADA, INC.


                              By:  /S/ TIMOTHY N. JENSON
                                   ---------------------
                                 Name:  Timothy N. Jenson
                                 Title: Vice President & Treasurer



Dated:  As of February ____, 1997

                           Revolving Credit Agreement

                                 Signature Page



     IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment and Waiver to Amended and Restated Revolving Credit Agreement to be executed by their respective officers thereunto duly authorized as of the date first above written.

                                        THE BORROWERS

                              MERISEL AMERICAS, INC.


                              By:/S/ TIMOTHY N. JENSON
                                 ---------------------
                                 Name:  Timothy N. Jenson
                                 Title: Vice President & Treasurer



                              MERISEL EUROPE, INC.


                              By:/S/ TIMOTHY N. JENSON
                                 ---------------------
                                 Name:  Timothy N. Jenson
                                 Title: Vice President & Treasurer



                                      THE PARENT GUARANTOR

                              MERISEL, INC.


                              By:/S/ TIMOTHY N. JENSON
                                 ---------------------
                                 Name:  Timothy N. Jenson
                                 Title: Vice President & Treasurer



                              LENDERS
                              -------


                              Name of Lender: The Long-Term Credit Bank of
                                              Japan, Ltd. Los Angeles Agency

                              By: /S/ NOTOKASU UEMETSU
                                  --------------------
                                 Name:  Notokasu Uemetsu
                                 Title: Deputy General Manager

                           Revolving Credit Agreement

                                 Signature Page



     IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment and Waiver to Amended and Restated Revolving Credit Agreement to be executed by their respective officers thereunto duly authorized as of the date first above written.

                                        THE BORROWERS

                              MERISEL AMERICAS, INC.


                              By:  /S/
                                   ------------------------------

                                 Name:  Timothy N. Jenson
                                 Title: Vice President & Treasurer



                              MERISEL EUROPE, INC.


                              By:  /S/
                                   ------------------------------
                                 Name:  Timothy N. Jenson
                                 Title: Vice President & Treasurer



                               THE PARENT GUARANTOR

                              MERISEL, INC.


                              By:  /S/
                                   ------------------------------
                                 Name:  Timothy N. Jenson
                                 Title: Vice President & Treasurer



                              LENDERS
                              -------


                              Name of Lender: Goldman Sachs Credit Partners L.P.

                              By: /S/
                                  ------------------------------
                                 Name:
                                 Title:

                           Revolving Credit Agreement

                                 Signature Page



     IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment and Waiver to Amended and Restated Revolving Credit Agreement to be executed by their respective officers thereunto duly authorized as of the date first above written.

                                        THE BORROWERS

                              MERISEL AMERICAS, INC.


                              By:  /S/
                                   ------------------------------

                                 Name:  Timothy N. Jenson
                                 Title: Vice President & Treasurer



                              MERISEL EUROPE, INC.


                              By:/S/
                                 ------------------------------
                                 Name:  Timothy N. Jenson
                                 Title: Vice President & Treasurer



                                      THE PARENT GUARANTOR

                              MERISEL, INC.


                              By:/S/
                                 ------------------------------
                                 Name:  Timothy N. Jenson
                                 Title: Vice President & Treasurer


                              LENDERS
                              -------


                              Name of Lender: Lazard Freres & Co. LU

                              By:/S/DAVID L. TASHJIAN
                                 ----------------------------
                                 Name:  David L. Tashjian
                                 Title: Managing Director

                           Revolving Credit Agreement

                                 Signature Page



     IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment and Waiver to Amended and Restated Revolving Credit Agreement to be executed by their respective officers thereunto duly authorized as of the date first above written.

                                        THE BORROWERS

                              MERISEL AMERICAS, INC.


                              By:  /S/
                                   ---------------------------------
                                   Name:  Timothy N. Jenson
                                   Title: Vice President & Treasurer



                              MERISEL EUROPE, INC.


                              By:  /S/
                                   ---------------------------------
                                   Name:  Timothy N. Jenson
                                   Title: Vice President & Treasurer



                                      THE PARENT GUARANTOR

                              MERISEL, INC.


                              By:  /S/
                                   ---------------------------------
                                   Name:  Timothy N. Jenson
                                   Title: Vice President & Treasurer



                              LENDERS
                              -------


                              Name of Lender:

                              By: /S/
                                  --------------------------------
                                  Name:
                                  Title:

                           Revolving Credit Agreement

                                 Signature Page



     IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment and Waiver to Amended and Restated Revolving Credit Agreement to be executed by their respective officers thereunto duly authorized as of the date first above written.

                                        THE BORROWERS

                              MERISEL AMERICAS, INC.


                              By:  /S/
                                   -------------------------------------
                                   Name:  Timothy N. Jenson
                                   Title: Vice President & Treasurer



                              MERISEL EUROPE, INC.


                              By:  /S/
                                   ------------------------------------
                                   Name:  Timothy N. Jenson
                                   Title: Vice President & Treasurer



                                      THE PARENT GUARANTOR

                              MERISEL, INC.


                              By:  /S/
                                   -----------------------------------
                                   Name:  Timothy N. Jenson
                                   Title: Vice President & Treasurer



                              LENDERS
                              -------


                              Name of Lender: Cargill Financial Services Corp.

                              By: /S/
                                  ------------------------------------
                                  Name:
                                  Title: Vice President

                           Revolving Credit Agreement

                                 Signature Page



     IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment and Waiver to Amended and Restated Revolving Credit Agreement to be executed by their respective officers thereunto duly authorized as of the date first above written.

                                        THE BORROWERS

                              MERISEL AMERICAS, INC.


                              By:  /S/
                                   ---------------------------------
                                   Name:  Timothy N. Jenson
                                   Title: Vice President & Treasurer



                              MERISEL EUROPE, INC.


                              By:  /S/
                                   ---------------------------------
                                   Name:  Timothy N. Jenson
                                   Title: Vice President & Treasurer



                                      THE PARENT GUARANTOR

                              MERISEL, INC.


                              By:  /S/
                                   ---------------------------------
                                   Name:  Timothy N. Jenson
                                   Title: Vice President & Treasurer



                              LENDERS
                              -------


                              Name of Lender:

                              By: /S/ STUART BROWN
                                  --------------------------------
                                 Name:  Stuart Brown
                                 Title: Authorized Agent

                           Revolving Credit Agreement

                                 Signature Page



     IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment and Waiver to Amended and Restated Revolving Credit Agreement to be executed by their respective officers thereunto duly authorized as of the date first above written.

                                        THE BORROWERS

                              MERISEL AMERICAS, INC.


                              By:  /S/
                                   ---------------------------------
                                   Name:  Timothy N. Jenson
                                   Title: Vice President & Treasurer



                              MERISEL EUROPE, INC.


                              By:  /S/
                                   ---------------------------------
                                   Name:  Timothy N. Jenson
                                   Title: Vice President & Treasurer



                                      THE PARENT GUARANTOR

                              MERISEL, INC.


                              By:  /S/
                                   ---------------------------------
                                   Name:  Timothy N. Jenson
                                   Title: Vice President & Treasurer



                              LENDERS
                              -------


                              Name of Lender: Franklin Mutual Advisors

                              By: /S/ JEFF ALTMAN
                                  --------------------------------
                                 Name:  Jeff Altman
                                 Title: Vice President

                           Revolving Credit Agreement

                                 Signature Page



     IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment and Waiver to Amended and Restated Revolving Credit Agreement to be executed by their respective officers thereunto duly authorized as of the date first above written.

                                        THE BORROWERS

                              MERISEL AMERICAS, INC.


                              By:  /S/
                                   ---------------------------------
                                   Name:  Timothy N. Jenson
                                   Title: Vice President & Treasurer



                              MERISEL EUROPE, INC.


                              By:  /S/
                                   ---------------------------------
                                   Name:  Timothy N. Jenson
                                   Title: Vice President & Treasurer



                                      THE PARENT GUARANTOR

                              MERISEL, INC.


                              By:  /S/
                                   ---------------------------------
                                   Name:  Timothy N. Jenson
                                   Title: Vice President & Treasurer



                              LENDERS
                              -------


                              Name of Lender: Farallum Merisel Investors, LLC

                              By: /S/
                                  --------------------------------
                                  Name:
                                  Title:  Managing Member

                           Revolving Credit Agreement

                                 Signature Page



     IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment and Waiver to Amended and Restated Revolving Credit Agreement to be executed by their respective officers thereunto duly authorized as of the date first above written.

                                        THE BORROWERS

                              MERISEL AMERICAS, INC.


                              By:  /s/
                                   ---------------------------------
                                   Name:  Timothy N. Jenson
                                   Title: Vice President & Treasurer



                              MERISEL EUROPE, INC.


                              By:  /s/
                                   ---------------------------------
                                   Name:  Timothy N. Jenson
                                   Title: Vice President & Treasurer



                                      THE PARENT GUARANTOR

                              MERISEL, INC.


                              By:  /s/
                                   ---------------------------------
                                   Name:  Timothy N. Jenson
                                   Title: Vice President & Treasurer



                              LENDERS
                              -------


                              Name of Lender: Bear, Steams & Co., Inc.

                              By: /S/ GREGORY A. HARVEY
                                  --------------------------------
                                  Name:  Gregory A. Harvey
                                  Title:  Sr. Managing Director

                           Revolving Credit Agreement

                                 Signature Page



     IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment and Waiver to Amended and Restated Revolving Credit Agreement to be executed by their respective officers thereunto duly authorized as of the date first above written.

                                        THE BORROWERS

                              MERISEL AMERICAS, INC.


                              By:  /S/
                                   ---------------------------------
                                   Name:  Timothy N. Jenson
                                   Title: Vice President & Treasurer



                              MERISEL EUROPE, INC.


                              By:  /S/
                                   ---------------------------------
                                   Name:  Timothy N. Jenson
                                   Title: Vice President & Treasurer



                                      THE PARENT GUARANTOR

                              MERISEL, INC.


                              By:  /S/
                                   ---------------------------------
                                   Name:  Timothy N. Jenson
                                   Title: Vice President & Treasurer



                              LENDERS
                              -------


                              Name of Lender: Oppenheimer Co., Inc.

                              By: /S/ NANCY WILSON BROTHERS
                                  --------------------------------
                                  Name:  Nancy Wilson Brothers
                                  Title: Sr. Vice President